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                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
                          9 1/2% SENIOR NOTES DUE 2006
                              IN EXCHANGE FOR NEW
                          9 1/2% SENIOR NOTES DUE 2006

                                       OF

                       LORAL SPACE & COMMUNICATIONS LTD.

     As set forth in the Prospectus dated                , 1999 (as the same may
be amended from time to time, the "Prospectus") of Loral Space & Communications
Ltd. (the "Company") under the caption "The Exchange Offer -- Guaranteed
Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent, must be used to tender any of the Company's outstanding 9 1/2%
Senior Notes due 2006 (the "Old Notes") pursuant to the Exchange Offer, if (i)
certificates representing the Old Notes to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit a Holder's Letter of Transmittal, certificates representing the Old Notes to be tendered and all other required documents to reach The Bank of New York (the "Exchange Agent")
prior to the Expiration Date with respect to the Exchange Offer, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration
Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange Agent as set forth below.

     Terms not otherwise defined herein shall have their respective meanings as set forth in the Prospectus.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 1999, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

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
  By Hand Or Overnight Delivery:        Facsimile Transmissions:       By Registered Or Certified Mail:
                                      (Eligible Institutions Only)           The Bank of New York
       The Bank of New York                  (212) 571-3080                 101 Barclay Street, 7E
        101 Barclay Street               Confirm by Telephone:             New York, New York 10286
     New York, New York 10286                (212) 815-6333              Attn: Reorganization Section
 Corporate Trust Services Window         For Information Call:
           Ground Level                      (212) 815-6333
   Attn: Reorganization Section

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery
Procedures."

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Old Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange
Agent or the Company to be necessary or desirable for the perfection of the undersigned's tender.

     Tenders may be withdrawn in accordance with the procedures set forth in the Prospectus. The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and the Trustee as evidence of the undersigned's tender of Old Notes.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                        2
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
--------------------------------------------------------
                                             PLEASE SIGN AND COMPLETE
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Signatures of Registered Holder(s)                        Date: --------------------------------------------------
or Authorized Signatory:
--------------------------------------------------------  Address: -----------------------------------------------
--------------------------------------------------------
                                                          --------------------------------------------------------
                                                          --------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

Name(s) of Registered Holder(s):                          Area Code and Telephone No.:
--------------------------------------------------------  --------------------------------------------------------
--------------------------------------------------------  --------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

Principal Amount of Notes Tendered:                       If Notes will be delivered by book-entry transfer,
--------------------------------------------------------  complete the following:
                                                          Depository Account No. ------------------------------
Certificate No.(s) of Notes (if available):
--------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
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This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their names appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become
Holder(s) by endorsements and documents transmitted with this Notice of
Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
Name(s):        ------------------------------------------------------------
                ------------------------------------------------------------
Capacity:       ------------------------------------------------------------
Address(es):    ------------------------------------------------------------
                ------------------------------------------------------------
                ------------------------------------------------------------

--------------------------------------------------------------------------------

DO NOT SET OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER RELATED DOCUMENTS.

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GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a member firm of a registered national securities exchange or of the National Association of
  Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that, within three Nasdaq National Market trading days from the date of this Notice of Guaranteed
  Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer"), and any
  other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.
-----------------------------------------------------------------------------------------------------------------------------

  Name of Firm: -----------------------------------------         ---------------------------------------------------------
                                                                  (AUTHORIZED SIGNATURE)
  Address: ------------------------------------------------
                                                                  Name:------------------------------------------------
-----------------------------------------------------------
                                                                  Title:--------------------------------------------------
  Area Code and
  Telephone No.: -----------------------------------------        Date:--------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
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